UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

CASCADIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2016, Cascadian Therapeutics, Inc. (the “Company”), in connection with the public offering of 17,250 shares of the Company’s Series D Convertible Preferred Stock, designated 17,250 shares of its authorized and unissued preferred stock as Series D Convertible Preferred Stock and filed a Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock with the Delaware Secretary of State (the “Certificate of Designation”), which is attached hereto as Exhibit 3.1. Each share of Series D Convertible Preferred Stock is convertible into 1,000 shares of the Company’s Common Stock at any time at the holder’s option. The holder, however, will be prohibited from converting Series D Convertible Preferred Stock into shares of common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 19.99% of the shares of the Company’s Common Stock then issued and outstanding, which percentage may change at the holders’ election to any other number less than or equal to 19.99% upon 61 days’ notice to the Company. In the event of the Company’s liquidation, dissolution, or winding up, holders of Series D Convertible Preferred Stock will receive a payment equal to $0.0001 per share of Series D Convertible Preferred Stock before any proceeds are distributed to the holders of common stock, after any proceeds are distributed to the holder of the Company’s Class UA Preferred Stock and pari passu with any distributions to the holders of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Convertible Preferred Stock will be required to amend the terms of the Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by the Company’s board of directors, and will rank:

•	senior to all common stock;

•	senior to any class or series of capital stock hereafter created specifically ranking by its terms junior to the Series D Convertible Preferred Stock;

•	on parity with the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and any class or series of capital stock hereafter created specifically ranking by its terms on parity with the Series D Convertible Preferred Stock; and

•	junior to the Company’s Class UA Preferred Stock and any class or series of capital stock hereafter created specifically ranking by its terms senior to the Series D Convertible Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily.

The specimen Series D Convertible Preferred Stock certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 23, 2016. The following is a brief description of each matter voted upon at the Annual Meeting and the final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable, as to each such matter.

(1) Election of the nominees listed below as Class III directors to the board of directors, to hold office until the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified:

	For	Withhold	Broker Non-Votes
Richard Jackson, Ph.D.	46,392,112	2,694,129	26,274,947
Gwen Fyfe, M.D.	46,653,827	2,432,414	26,274,947
Ted Love, M.D.	46,355,421	2,730,820	26,274,947

Pursuant to the foregoing votes, the nominees listed above were elected as Class III directors to serve on the Company’s board of directors.

(2) Approval of an amendment to the Company’s bylaws to replace plurality voting with majority voting in uncontested director elections:

For	Against	Abstain	Broker Non-votes
47,903,406	883,342	299,493	26,274,947

Pursuant to the foregoing votes, the amendment to the Company’s bylaws to replace plurality voting with majority voting in uncontested director elections was not approved. Such amendment required the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the Company’s common stock, which was not received.

(3) Approval of the Company’s 2016 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes
47,255,857	1,235,158	595,226	26,274,947

Pursuant to the foregoing votes, the Company’s 2016 Equity Incentive Plan was approved.

(4) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-votes
73,750,740	1,112,449	497,999	0

Pursuant to the foregoing votes, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

Item 8.01 Other Events.

On June 28, 2016, the Company issued a press release announcing that it had closed the previously announced underwritten public offering of 40,250,000 shares of its common stock at a price to the public of $0.80 per share for gross proceeds of $32.2 million. The shares include 5,250,000 shares of common stock sold pursuant to the over-allotment option granted by the Company to the underwriters, which option was exercised in full. In addition, the Company closed the previously announced offering of 17,250 shares of its Series D Convertible Preferred Stock at a price of $800.00 per share directly to affiliates of BVF Partners L.P., which are existing stockholders and affiliates of a member of the board of directors of the Company, for gross proceeds of $13.8 million.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock

4.1	Specimen Series D Convertible Preferred Stock Certificate

99.1	Press release issued by Cascadian Therapeutics, Inc. dated June 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE THERAPEUTICS, INC.

By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer

Date: June 28, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock

4.1	Specimen Series D Convertible Preferred Stock Certificate

99.1	Press release issued by Cascadian Therapeutics, Inc. dated June 28, 2016

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